UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 3, 2013

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	72-1440714
(State of Incorporation)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-32681

Registrant’s telephone number, including area code: (337) 232-7028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 3, 2013 (the “Prior 8-K”), on July 3, 2013, PetroQuest Energy, Inc. (the “Company”) completed the acquisition of certain producing oil and gas assets (the “Properties”) located in the shallow waters of the Gulf of Mexico (the “Gulf of Mexico Acquisitions”) for an aggregate purchase price of approximately $192 million in cash, subject to customary post-closing purchase price adjustments, pursuant to the terms and conditions of the following purchase and sale agreements: (i) Purchase and Sale Agreement by and between PetroQuest Energy, L.L.C., a Louisiana limited liability company (“PQLLC”), as buyer, and Hall-Houston Exploration II, L.P., a Delaware limited partnership, as seller; (ii) Purchase and Sale Agreement by and between PQLLC, as buyer, and Hall-Houston Exploration III, L.P., a Delaware limited partnership, as seller; (iii) Purchase and Sale Agreement by and between PQLLC, as buyer, and Hall-Houston Exploration IV, L.P., a Delaware limited partnership, as seller; and (iv) Purchase and Sale Agreement by and between PQLLC, as buyer, and GOM-H Exploration, LLC, a Delaware limited liability company, as seller.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K for the sole purpose of providing financial statements of the Properties and the pro forma financial statements required by Item 9.01 of Form 8-K. No other modification to the Prior 8-K is being made by this Amendment. This Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the Gulf of Mexico Acquisitions.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Audited Statements of Revenues and Direct Operating Expenses of the Properties for the two years in the period ended December 31, 2012, and Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the three months ended March 31, 2013 and 2012, were filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2013, and are incorporated herein by reference. Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the six months ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of the Company as of June 30, 2013 and for the year ended December 31, 2012 and for the six months ended June 30, 2013, are attached hereto as Exhibit 99.3.

(c)	Shell Company Transactions

None.

(d)	Exhibits:

23.1	Consent of UHY LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Properties for the two years in the period ended December 31, 2012 and Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the three months ended March 31, 2013 and 2012 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2013).

99.2	Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the six months ended June 30, 2013 and 2012.

99.3	Unaudited Pro Forma Consolidated Financial Statements of the Company as of June 30, 2013 and for the year ended December 31, 2012 and for the six months ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: September 13, 2013	By:	/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief
Financial Officer and Treasurer